LANDSTAR, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held

September 27, 2002

and

PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy

and promptly return it in the enclosed envelope.

LANDSTAR, INC.

15825 N. 71ST Street: Suite 205

Scottsdale, Arizona 85254

(480) 596- 8400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 27, 2002

August 23, 2002

To Our Shareholders:

The Annual Meeting of Shareholders of LandStar, Inc. will be held at the offices of the Company at 3795 Carey Road, Victoria, British Columbia on Friday, September 27, 2002 at 10:00 a.m., local time, for the following purposes:

(1)

To elect six directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders.

(2)

To transact any other business which may properly come before the meeting or any adjournment thereof.

You will be most welcome at the meeting, and we hope you can attend.  Directors and officers of the Company will be present to answer your questions and to discuss the Company's business.

We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes.  If you attend the meeting, you may vote in person and your proxy will not be used.

By Order of the Board of Directors,

Daniel N. McVicker

Secretary

PLEASE SIGN AND MAIL THE ENCLOSED PROXY

IN THE ACCOMPANYING ENVELOPE

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

LANDSTAR, INC.

15825 N. 71ST Street: Suite 205

Scottsdale, Arizona 85254

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

September 27, 2002

This Proxy Statement is furnished to the shareholders of LandStar, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on September 27, 2002, and at any adjournment or postponement thereof (the "Annual Meeting").  The enclosed proxy is being solicited by the Company's Board of Directors.  This Proxy Statement and the enclosed proxy will be first sent or given to the Company's shareholders on approximately August 27, 2002.

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock.  Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the meeting.  If no directions are made to the contrary, the proxy will be voted FOR the nominees for director named herein, and at the discretion of the persons acting under the proxy, to transact such other business as may come before the meeting or any adjournment thereof.  Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting.  Shareholders who attend the meeting may vote in person and their proxies will not be used.

Holders of record of our common stock, at the close of business on August 23, 2002, will be entitled to vote at the Annual Meeting.  At that time, we had 64,270,824 shares of our common stock outstanding and entitled to vote.  Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others.  Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which include the election of directors.

The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present.  Proxies that are marked "Withhold Authority For Each Nominee" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect.  Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of our common stock present and entitled to vote on the matter.  For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

ELECTION OF DIRECTORS

The Company's By-Laws provides that the number of directors shall be fixed by the Board.  The total number of authorized directors currently is fixed at six.  The nominees for directors, if elected, will serve for one-year terms expiring at the next Annual Meeting of Shareholders.

Carl Buccellato, D. Elroy Fimrite, Ian Hadfield, Daniel N. McVicker, Philip Pimlott and Scott Randolph currently serve as directors of the Company and are being nominated by the Board of Directors for re-election as directors.

It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Buccellato, Fimrite, Hadfield, McVicker, Pimlott and Randolph as directors.  In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the By-Laws or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

The Board of Directors recommends that the shareholders vote FOR the election of the nominees for director.

The following table sets forth for each nominee for director of the Company, such person's name, age, and his position with the Company:

Name

Age

Position

Carl Buccellato

60

Director

D. Elroy Fimrite

53

President, Chief Executive Officer and Chairman of

the Board

Dr. Ian Hadfield

57

Director

Daniel N. McVicker

42

Executive Vice President and General Counsel,

Secretary - Treasurer and Director

Philip Pimlott

53

Executive Vice President - Administration and Director

Scott Randolph

49

Director

Carl Buccellato, has served as a Director of the Company since October 2000.  Mr. Buccellato was co-founder, Chief Executive Officer and President of Homeowners Association of America and Chief Executive Officer, President and Chairman of the Board of Homeowners Group, Inc.  These companies developed the largest member organization in the real estate industry with 27,000 participating firms and 247,000 real estate agents.  This group participated in one of every four home resale transactions in the United States.  Mr. Buccellato serves on a number of corporate Board of Directors and also the Board of Trustees of St. Thomas University.

D. Elroy Fimrite, has served as the President, Chief Executive Officer and Chairman of the Board of Directors since January 1999.  Mr. Fimrite is a professional accountant with over 27 years of diverse business experience including auditing, controllership, treasury, commercial real estate development and general management.  Since January 1996, Mr. Fimrite has served as President and Director of Kentucky Financial, Inc., a private company that has provided management and financial services to the Company in the past.  He is President and Director of Rebound Rubber Corp. and served as an officer and Director of United Trans-Western, Inc., a Delaware public company, from May 1997 to June 1999.

Dr. Ian Hadfield, was appointed to the Board of Directors of the Company in November 1999.  Dr. Hadfield has practiced periodontal dentistry since September 1970 in Victoria, British Columbia.  He is currently President of Dr. K. Ian Hadfield, Inc., which is a professional corporation in which the dental practice is operated.

Daniel N. McVicker, has been a Director of the Company since October 2000.  Mr. McVicker also serves the Company as an executive officer in the capacity of Executive Vice President and General Counsel.  Mr. McVicker is also the Secretary and Treasurer for the Company.  Prior to joining the Company, Mr. McVicker was President and Chief Operating Officer of Rubber Recovery, Inc., a tire recycling concern.  Mr. McVicker was also the Law Department Manager with Bridgestone/Firestone, Inc., the principal subsidiary of Bridgestone Corporation, the world's largest tire and rubber company.

Philip Pimlott, has served on the Board of Directors since November 1999.  At that same time, Mr. Pimlott was appointed as Executive Vice President of the Company.  From August 1989 to November 1999, Mr. Pimlott was a partner and co-owner of Syscom Consulting, Inc., a company located in Victoria, British Columbia.  The company provided computer systems support.  Mr. Pimlott brings broad management experience to the Company.

Scott Randolph, became a Director of the Company in November 1999.  Mr. Randolph is currently President of Randolph Services, Inc., a management and learning consulting company in Tulsa, Oklahoma and has been in that position for one year.  For the six years prior to this, he was Vice President of Consulting Services for Oil and Gas Consultants, Inc., in Tulsa, Oklahoma.  Mr. Randolph has served as a Director of United Trans-Western, Inc., a Delaware public company, since May 1997.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

Meetings, Committees and Compensation of the Board of Directors

The Board of Directors of the Company met or took action by written consent three times and conducted two formal meetings.  The non-formal meetings were conducted by telephone and fax and documented by consent resolutions signed by all Directors as physical distance restricted attendance at formal meetings for all Directors.  All Directors in office at the time of the meetings attended all meetings.

The Company has recently established an Audit Committee and a Compensation Committee.  Neither Committee has transacted any business at this time.

Compensation of Directors

During 2001, Company directors were not compensated for their service on the Company's Board of Directors.  Expenses to attend meetings were reimbursed to the directors.  The current arrangements with non-employee members are they receive 50,000 shares of stock for each year they serve on the Board of Directors.  At this time all common stock due the outside directors has been issued.

Executive Officers

In addition to Messrs. Fimrite, McVicker and Pimlott, the following person is an executive officer:

Michael F. Jones, age 52, has been with the Company since January 2001 and serves as Vice President and Chief Financial Officer.  Prior to joining the Company, Mr. Jones was the Vice President of Finance,

Planning and Control for Bayer Clothing Group, Inc., the largest privately held manufacturer of men's tailored clothing in the United States.  Mr. Jones initially served as the Vice President of Strategic Planning for Bayer.  Prior to Bayer, Mr. Jones served in senior accounting and strategic planning roles with Homeowners Group, Inc., a public company serving the real estate industry.

Officers are elected annually by the Board of Directors and serve as its discretion.

Family Relationships

There are no family relationships among the directors and officers of the Company.

Ownership of Common Stock by Directors and Executive Officers

The following table sets forth, as of August 23, 2002, the beneficial ownership of our common stock by each of our directors and Chief Executive Officer, and by all directors and executive officers as a group.

 Number of Shares

Percentage of

            Name of Beneficial Owner (1)

 Beneficially Owned(2)

          Class(3)

D. Elroy Fimrite(4)

15,920,100

24.8%

Dr. Ian Hadfield

948,000

1.5%

Philip Pimlott(5)

  1,491,000

  2.3%

Daniel N. McVicker

     751,000

  1.2%

Carl Buccellato

                -

   *

Scott Randolph

     200,000

   *

All directors and executive officers as

19,911,100

31.0%

a group (7 persons)

Ownership of Common Stock by Principal Shareholders

The following table sets forth information as of August 23, 2002, (except as noted below), relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

 Number of Shares

Percentage of

            Name of Beneficial Owner (1)

   Beneficially Owned(2)

          Class(3)

D. Elroy Fimrite(4)

15,920,100

24.8%

Edge Rubber Processes, LLC

10,000,000

15.6%

United Trans-Western, Inc.

  8,500,000

13.2%

Kentucky Financial, Inc.

  5,600,100

  8.7%

SUMMARY COMPENSATION TABLE

      Annual Compensation

    Long-Term Compensation

Awards

Restricted

Securities

Stock

Underlying

All Other

Salary

Bonus

Award

Options

Compensation

     Name and Principal Position

Year

($)

($)

($)

($)

($)

D. Elroy Fimrite

2001

144,000

-

-

-

-

Chief Executive Officer

2000

-

-

-

-

-

1999

90,000

-

-

-

-

Daniel N. McVicker

2001

126,500

-

-

-

22,800(1)

Executive Vice President

2000

27,500

-

-

-

-

and General Counsel

Philip Pimlott

2001

126,500

-

-

-

-

Executive Vice President

2000

96,000

-

-

-

-

Michael C. Elles

2001

126,500

-

-

-

23,173(2)

Former Executive Vice President

2000

24,000

-

-

-

-

Michael F. Jones

2001

126,500

-

-

-

19,000(3)

Vice President

The agreements call for a "Severance Period" of 24 months if the officer's employment is terminated without cause.  The base salary will be paid for that period if employment is terminated.  12 months of this severance pay is associated with restrictions on the officer relating to working for competitors, not soliciting Company employees or not divulging information about the Company or employees.

If the officer's employment with the Company is terminated due to a "Change in Control" of the Company (as defined in the agreement), the officers are entitled to 2.99 times their "Current Annual Compensation".  This is defined as the total of their Base Salary in effect at the date of termination, plus the highest annual performance bonus actually received by them over the last three fiscal year periods, plus the value of stock options granted or exercised, contributions to 401(k) or other qualified plans and all other medical, dental and other fringe benefits.

Mr. Elles resigned his position in early 2002 and his employment agreement was terminated.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Carey Holdings, Ltd.

The Company leased approximately 3,300 square feet of office space in Victoria, British Columbia from Carey Holdings, Ltd.  Mr. Fimrite's immediate family owns and controls 100% of Carey Holdings, Ltd.  The lease agreement, effective January 1, 2000, is for a term of five years and expires December 31, 2004.  The Company paid approximately $4,727 per month for rent.  The building is a multi-tenant facility and the rent paid by the Company was the same paid by other tenants in comparable space.  The Company believes the terms of the lease are at least as favorable as they could obtain from an independent third party. The Company has reduced the size leased to one individual office and the amount paid has been adjusted accordingly.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC").  Copies of the reports are required by SEC regulation to be furnished to the Company.  Based on its review of such reports, the Company believes that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2001.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Hein + Associates LLP, independent public accountants, as auditors for the Company for the 2002 fiscal year.  Hein + Associates LLP served as the independent auditors for the Company for the 2001 fiscal year and throughout the periods covered by the Company's financial statements.

FEES OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

Audit Fees

The aggregate fees billed by Hein + Associates LLP for professional services for the audit of the Company's 2001 financial statements totaled $28,297.

All Other Fees

The aggregate fees billed by Hein + Associates LLP for services rendered to the Company, other than the services described under "Audit Fees" for the year ended December 31, 2001, were $45,000 and consisted of $41,500 for the audit and review of the PolyTek acquisition and $3,500 for assistance with the implementation of new accounting principles.  The Board of Directors has considered whether the rendering of such non-audit services by Hein + Associates LLP is compatible with maintaining the principal accountant's independence.

SHAREHOLDERS PROPOSALS FOR 2003 ANNUAL MEETING

Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Shareholders.  Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the Proxy Statement for action at the annual meeting.  Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the annual meeting of shareholders to be held in 2003 must be received by the Company (addressed to the attention of the Secretary) on or before January 15, 2003.  Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2003 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5, if notice thereof is received by the Company after April 30, 2003.  To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Nevada.

SOLICITATION EXPENSES

The cost of this solicitation will be paid by the Company.  In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone.  The Company may request persons holding shares in their names for others to forward soliciting materials to their  principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

ANNUAL REPORT

The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2001, containing financial statements for such year and the signed opinion of Hein + Associates LLP, independent auditors, with respect to such financial statements, is being sent to shareholders concurrently with this Proxy Statement.  The Form 10-KSB is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting.  However, if other matters should come before the meeting, each of the persons named in the proxy intends to vote in accordance with his judgement on such matters.

By Order of the Board of Directors

D. Elroy Fimrite

President & Chief Executive Officer